UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 21, 2024

SecureWorks Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-37748	27-0463349
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Concourse Parkway NE Suite 500 Atlanta, Georgia	30328
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 327-6339

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	SCWX	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On October 21, 2024, SecureWorks Corp. (the “Company,” “we,” “us,” or “our”) issued a press release announcing that the Company, Sophos Inc., a Massachusetts corporation (“Parent”) and Project Green Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated October 21, 2024. Pursuant to the Merger Agreement, Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation and becoming a wholly owned subsidiary of Parent (the “Merger”). Parent and Merger Sub are affiliates of investment funds managed by Thoma Bravo, L.P.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information required to be reported on a Current Report on Form 8-K with respect to the Merger Agreement will be filed by the Company in a separate Current Report on Form 8-K.

The information provided pursuant to this Item 7.01, including Exhibit 99.1 in Item 9.01, is “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission (the “SEC”) or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in any such filings.

Cautionary Statement Regarding Forward-Looking Statements

This communication includes certain disclosures which contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Exchange Act, including but not limited to those statements related to the Merger, including financial estimates and statements as to the expected timing, completion and effects of the Merger, including the delisting from NASDAQ and deregistration under the Exchange Act and the timing of the foregoing. In most cases, you can identify these statements by forward-looking words such as “anticipate,” “believe,” “confidence,” “could,” “estimate,” “expect,” “guidance,” “intend,” “may,” “plan,” “potential,” “outlook,” “should,” and “would,” or similar words or expressions that refer to future events or outcomes. These forward-looking statements, including statements regarding the Merger, are based largely on information currently available to our management and our management’s current expectations and assumptions and are subject to various risks and uncertainties that could cause actual results to differ materially from historical results or those expressed or implied by such forward-looking statements. Although we believe our expectations are based on reasonable estimates and assumptions, they are not guarantees of performance. There is no assurance that our expectations will occur or that our estimates or assumptions will be correct, and we caution investors and all others not to place undue reliance on such forward-looking statements.

Important factors, risks and uncertainties that could cause actual results to differ materially from such plans, estimates or expectations include but are not limited to: (i) the completion of the Merger on the anticipated terms and timing, including obtaining regulatory approvals, and the satisfaction of other conditions to the completion of the Merger; (ii) potential litigation relating to the Merger that could be instituted against the Company or its directors, managers or officers, including the effects of any outcomes related thereto; (iii) the risk that disruptions from the Merger (including the ability of certain customers to terminate or amend contracts upon a change of control) will harm the Company’s business, including current plans and operations, including during the pendency of the Merger; (iv) the ability of the Company to retain and hire key personnel, including those with extensive information security expertise; (v) the diversion of management’s time and attention from ordinary course business operations to completion of the proposed transaction and integration matters; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Merger; (vii) legislative, regulatory and economic developments; (viii) potential business uncertainty, including changes to existing business relationships, during the pendency of the Merger that could affect the Company’s financial performance; (ix) certain restrictions during the pendency of the Merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (x) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, outbreaks of war or hostilities or the COVID-19 pandemic and other public health issues, as well as management’s response to any of the aforementioned factors; (xi) the impact of inflation, rising interest rates, and global conflicts, including disruptions in European economies as a result of the Ukrainian/Russian conflict and the ongoing conflicts in the Middle East, the relationship between China and Taiwan and ongoing trade disputes between the United States and China; (xii) the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xiii) the ability to obtain the necessary financing arrangements set forth in the commitment letter received in connection with the Merger; (xiv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger, including in circumstances requiring the Company to pay a termination fee; (xv) the risk that the Company’s stock price may decline significantly if the Merger is not consummated; (xvi) there may be liabilities that are not known, probable or estimable at this time or unexpected costs, charges or expenses; (xvii) those risks and uncertainties set forth under the headings “Cautionary Note Regarding Forward Looking Statements” and “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the SEC from time to time, which are available via the SEC’s website at www.sec.gov; and (xviii) those risks that will be described in the information statement that will be filed with the SEC in connection with the Merger and available from the sources indicated below.

There can be no assurance that the Merger will be completed, or if it is completed, that it will close within the anticipated time period. The forward-looking statements relate only to events as of the date on which the statements are made. The Company does not undertake to update, and expressly disclaims any obligation to update, any of its forward-looking statements, whether resulting from circumstances or events that arise after the date the statements are made, new information, or otherwise. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from what we may have expressed or implied by these forward-looking statements. We caution that you should not place undue reliance on any of our forward-looking statements. You should specifically consider the factors identified in this communication that could cause actual results to differ. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect the Company.

Important Additional Information and Where to Find It

This communication is being made in connection with the pending Merger. The Company plans to file an information statement on Schedule 14C for its stockholders with respect to the Merger. The information statement will be mailed to stockholders of the Company. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. STOCKHOLDERS ARE URGED TO READ THE INFORMATION STATEMENT AND ANY OTHER DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. Stockholders will be able to obtain, free of charge, copies of such documents filed by the Company when filed with the SEC in connection with the Merger at the SEC’s website (http://www.sec.gov). In addition, the Company’s stockholders will be able to obtain, free of charge, copies of such documents filed by the Company at the Company’s website (investors.secureworks.com) or by e-mailing the Company’s Investor Relations department at investorrelations@secureworks.com. Alternatively, these documents, when available, can be obtained free of charge from the Company upon written request by mail to SecureWorks Corp., Investor Relations, One Concourse Parkway NE, Suite 500, Atlanta, Georgia 30328.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following documents are herewith furnished or filed as exhibits to this report:

Exhibit No.	Exhibit Description
99.1	Press Release of SecureWorks Corp. dated October 21, 2024.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SecureWorks Corp.

Date: October 21, 2024	By:	/s/ Alpana Wegner
Alpana Wegner
Chief Financial Officer
(Duly Authorized Officer)